Summary Prospectus

KraneShares 90% KWEB Defined Outcome January 2027 ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: KBUF

August 1, 2025

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

●

Defined Outcome Strategy. The Fund uses options, including FLEX options, to employ a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the “Buffer” and “Cap” discussed below (“Outcomes”), are based upon the “total return” of the Underlying ETF (i.e., the performance of the secondary market share price including any distributions) over the period of January 27, 2025 through January 15, 2027. This period is referred to as the “Outcome Period.” Since the Fund’s strategy is designed to produce the Outcomes based upon the total return of the Underlying ETF, which would include any distributions paid by the Underlying ETF, Fund shareholders that purchase shares after the Fund has made any distributions could be adversely impacted and may not achieve the Outcomes. There is no guarantee that the Outcomes for any Outcome Period will be realized.

●

Options, including FLEX Options. The Fund will pursue its defined outcome strategy by investing at least 80% of its net assets in the KraneShares CSI China Internet ETF (the “Underlying ETF”) and options, including FLexible EXchange® Options (“FLEX options”), on the Underlying ETF. FLEX options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”).The Underlying ETF is an exchange-traded fund advised by Krane Funds Advisors, LLC (“Krane” or the “Adviser”) that seeks to track the CSI Overseas China Internet Index (the “Index”). The Index is designed to measure the equity market performance of investable publicly traded “China-based companies” whose primary business or businesses are in the Internet and Internet-related sectors, and are listed outside of mainland China.

●

The Buffer. The Fund seeks to protect shareholders that hold shares for the entire Outcome Period from declines in the Fund’s total return by providing a Buffer (the “Buffer”) against 90% of decreases in the total return of the Underlying ETF, as measured from the first day of the Outcome Period through the last day of the Outcome Period prior to taking into account any fees or expenses charged to the Fund. Stated differently, if the total return of the Underlying ETF’s shares decreased by more than 10% during the Outcome Period, the Buffer seeks to limit Fund NAV losses to 10%. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Buffer is approximately 89.31%. The Buffer will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees. There is no guarantee the Fund will be successful in providing the sought-after protection. An investor purchasing Fund shares at a market price that reflects increases in the total return of the Underlying ETF since the start of the Outcome Period will not receive the entire protection that the Fund seeks to provide since the Buffer only seeks to protect against declines in the total return of the Underlying ETF from the beginning of the Outcome Period. An investment in the Fund is only appropriate for shareholders who are able to bear those losses and understand the operation of the Buffer. The Buffer is provided prior to taking into account any fees or expenses charged to the Fund. Any fees or expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. You may lose some or all of your money by investing in the Fund.

●

The Cap. The Fund seeks to participate in the upside total returns of the Underlying ETF, however Fund shareholders are subject to an upside total return cap (the “Cap”) that represents the maximum total return an investor can achieve from an investment in the Fund over the duration of the Outcome Period, as measured from the first day of the Outcome Period through the last day of the Outcome

Period prior to taking into account any fees or expenses charged to the Fund. The Cap is set on the first day of the Outcome Period and is 40.01% prior to taking into account any fees or expenses. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Cap is approximately 39.32%. The Cap will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees. The Cap is likely to rise or fall from one Outcome Period to the next. If the Outcome Period has begun and the Fund’s total return has increased to a level near the Cap, an investor purchasing shares at that price has little to no ability to achieve gains but remains vulnerable to downside risks.

●

Impact of Distributions on Buffer and Cap. Since the Fund invests in the Underlying ETF, the Fund will receive distributions made by the Underlying ETF. Significant distributions paid by the Underlying ETF may cause the OCC to make adjustments to the strike price of the Fund’s options, which can cause changes to the Fund’s Buffer and Cap and adversely affect the Outcomes. As a result, the Fund may not perform as expected and Fund shareholders could be adversely impacted, especially Fund shareholders that purchase shares after the start of the Outcome Period and Fund shareholders who do not hold shares for the entire Outcome Period. The Fund is not an appropriate investment for income-seeking investors.

●

The Outcome Period. The Fund’s strategy has been specifically designed to produce the Outcomes based upon the total return of the Underlying ETF from the first day of the Outcome Period to the last day of the Outcome Period. The Outcomes may only be realized by investors who hold shares of the Fund from the commencement of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. Investors that purchase shares after the Outcome Period has begun or sell shares prior to the Outcome Period’s conclusion may experience investment returns very different from those that the Fund seeks to provide.

The Fund’s strategy is designed to produce the Outcomes upon the expiration of its options investments on the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the last day of the Outcome Period. The Fund will invest at least 80% of its net assets in the Underlying ETF and options, including FLEX options, on the Underlying ETF, the value of which is derived from the value of the Underlying ETF. A component of an option contract’s value is the remaining time until its expiration. Accordingly,the Fund’s net asset value (“NAV”) will not directly correlate on a day-to-day basis with the secondary market share price of the Underlying ETF. The Fund’s investment adviser anticipates that the Fund’s NAV will move in the same direction as the secondary market share price of the Underlying ETF, though not at the same rate as the Underlying ETF. Since the options do not expire until approximately two years after the commencement of the Outcome Period, the degree of correlation between the value of the options and the secondary market share price of the Underlying ETF may be lower than if the options had a shorter term. Investors considering purchasing shares after the Outcome Period has begun or selling shares prior to the end of the Outcome Period should visit the Fund’s website to fully understand potential investment outcomes.

●

The Fund’s website, www.kraneshares.com/kbuf, provides important Fund information (including, among other items, Outcome Period start and end dates and information relating to the Cap and Buffer), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing shares of the Fund, please visit the website.

●

Subsequent Outcome Periods. Following the Outcome Period, a subsequent Outcome Period will commence (the “next Outcome Period”).The Fund is not expected to terminate after the conclusion of any Outcome Period. Each subsequent Outcome Period will be a two-year period. After the end of each Outcome Period, the Fund will change its name to reflect the new Outcome Period. The Fund’s initial Outcome Period was reset and extended by a year due to market conditions in the first year of the Fund’s initial Outcome Period. While the Fund does not expect to change the current Outcome Period for the Fund, the Fund reserves the right to do so depending on market conditions during the current Outcome Period. Any such change would be approved by the Board of Trustees of the Fund and investors would be provided advance notice of such change.

Although the Fund seeks to achieve the Outcomes consistent with its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. You may lose money by investing in the Fund.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2025, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained,free of charge,at the website,phone number or email address noted above.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

Investment Objective

The Fund seeks to provide investors with returns that match the total return of the KraneShares CSI China Internet ETF (“Underlying ETF”) of increases of up to 40.01% of the Underlying ETF (prior to taking into account any fees or expenses) (“Cap”) while providing a Buffer against 90% of decreases in the total return of the Underlying ETF (prior to taking into account any fees or expenses) (“Buffer”), over the period from January 27, 2025 to January 15, 2027 (the “Outcome Period”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses**	0.75%
Total Annual Fund Operating Expenses	1.01%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**	“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares of other investment companies (such as exchange-traded funds). They are not direct operating expenses paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). In addition, “Acquired Fund Fees and Expenses” will not be reflected in the Fund’s Financial Statements in its shareholder report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

Principal Investment Strategies

The Fund’s strategy is designed to provide investors with the opportunity over a limited period of time (the “Outcome Period”) to benefit up to a certain extent (the “Cap”) from increases in the total return of the Underlying ETF with only a portion of the risk (the “Buffer”) otherwise attendant to investing in the asset class represented by the Underlying ETF, which is China Internet Companies.

The Cap seeks to provide shareholders with up to 40.01% (prior to taking into account any fees and expenses) of increases in the total return of the Underlying ETF (i.e., the performance of the secondary market share price including any distributions) (its “total return”) during the Outcome Period. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Cap is approximately 39.32%. The Cap will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees. The Cap represents the maximum total return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Fund’s total return will not appreciate beyond the Cap and Fund shareholders may underperform the Underlying ETF.

The Buffer seeks to protect shareholders that hold shares for the entire Outcome Period from declines in the Fund’s total return by providing a buffer against 90% of decreases in the total return of the Underlying ETF. Stated differently, if the total return of the Underlying ETF’s shares decreased by more than 10% during the Outcome Period, the Buffer seeks to limit Fund NAV losses to 10%. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Buffer is approximately 89.31%. The Buffer will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees. There is no guarantee that the Fund will be successful in providing the Buffer.

China Internet Companies:
Investable publicly traded “China-based companies” whose primary business or businesses are in the Internet and Internet-related sectors (“China Internet Companies”), and are listed outside of mainland China, as determined by China Securities Index Co., Ltd.

Outcome Period:

The period of January 27, 2025 through January 15, 2027 is referred to as the Outcome Period. The Buffer and the Cap are based on the total return of the Underlying ETF and are set on the first day of the Outcome Period.

Options Contract:

An agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”).

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the KraneShares CSI China Internet ETF (the “Underlying ETF”) and options, including FLexible EXchange® Options (“FLEX options”), that reference the Underlying ETF. The Underlying ETF is an exchange-traded fund advised by Krane Funds Advisors, LLC (“Krane” or the “Adviser”) that seeks to track the CSI Overseas China Internet Index (the “Index”). The Index is designed to measure the equity market performance of China Internet Companies listed outside of mainland China, as determined by China Securities Index Co., Ltd. (“Index Provider”). The reference asset for all of the Fund’s options is the Underlying ETF. More information about the Underlying ETF and its Index is included at the end of this section.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

There is no guarantee that investors in the Fund will experience the sought-after outcomes based on the Cap and Buffer (“Outcomes”) over the Outcome Period:

●	The Fund’s strategy is designed to produce the Outcomes based upon the total return of the Underlying ETF from the first day of the Outcome Period to the last day of the Outcome Period. The Outcomes may only be realized by investors who continuously hold shares from the beginning of the Outcome Period until the end of the Outcome Period. Investors that purchase shares after the Outcome Period has begun or sell shares prior to the Outcome Period ends may experience investment returns very different from those that the Fund seeks to provide.

●	When establishing an Outcome Period, the Fund cannot anticipate any corporate actions that may affect the secondary market share price of the Underlying ETF, such as significant distributions by the Underlying ETF, and that may cause the strike price of the options held by the Fund to be adjusted by the OCC. An adjustment of the strike price of the options held by the Fund by the OCC may adversely impact the Outcomes.

Although the Fund’s investment adviser, Krane, generally anticipates that the Fund’s net asset value (“NAV”) will increase on days when the secondary market share price of the Underlying ETF increases and will decrease on days when the secondary market share price of the Underlying ETF decreases, the rate of such increase or decrease is expected to be less than that experienced by the Underlying ETF. This is because the Fund’s NAV is based upon the value of its portfolio, which is composed principally of the Underlying ETF and options; and while the secondary market share price of the Underlying ETF is a significant component of the value of the Fund’s options, the time remaining until those options expire also affects their value. As a result, the Fund’s NAV is not expected to increase or decrease at the same rate as the secondary market share price of the Underlying ETF.

Further, as the Fund gets closer to the end of the Outcome Period, the value of the Underlying ETF, the put options and the calls options may differ from the values at the beginning of the Outcome Period. Such shift in the value of the Fund’s holdings over time may increase risks to one type of exposure in the Fund compared to the other.

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes, before any fees and expenses, that the Fund seeks to provide for investors who hold shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

VERY NEGATIVE
NEGATIVE
POSITIVE (UNCAPPED)
POSITIVE (CAPPED)
Positive KWEB Returns Above 0%
Cap Level
0%
-50%
-100%
-10%
-25%
-10%
-100%
Targeted 90% Protection*
KraneShares CSI China Internet ETF
KraneShares 90% KWEB Defined Outcome January 2027 ETF

*	Please note: this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the KraneShares CSI China Internet ETF. There is no guarantee that these outcomes will be achieved over the Outcome Period.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

The following table is designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, assuming the hypothetical performance of the Underlying ETF (from -100% to 100%) shown in the first line of the table. The table is provided for illustrative purposes only and does not provide every possible performance scenario for shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or the Underlying ETF. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on the Fund’s shares. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

Hypothetical Underlying ETF Performance	(100)%		(50)%		(20)%		(5)%	0%	5%	10%	15%	20%	50%		100%
Fund Performance	(10	)%**	(10	)%**	(10	)%**	(5)%	0%	5%	10%	15%	20%	40.01	%*	40.01	%*

*	When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Cap is approximately 39.32%. The Cap will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees.
**	When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Buffer is approximately 89.31%. The Buffer will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees.

Since the Fund invests in the Underlying ETF, the Fund will receive distributions made by the Underlying ETF. These distributions paid by the Underlying ETF may cause the OCC to make adjustments to the strike price of the Fund’s options. If this occurs, then such an adjustment can cause changes to the Fund’s Buffer and Cap and may adversely affect the Outcomes. As a result, the Fund may not perform as expected and Fund shareholders could be adversely impacted, especially Fund shareholders that purchase shares after the start of the Outcome Period and Fund shareholders who do not hold shares for the entire Outcome Period.

The following hypothetical tables are designed to illustrate the impact of strike price adjustments on the Fund’s Buffer and Cap due to distributions by the Underlying ETF. These tables are provided for illustrative purposes only and does not provide every possible scenario over the course of an Outcome Period. These tables are not intended to predict or project any distributions by the Fund or the Underlying ETF or the performance of the Fund or the Underlying ETF. Fund shareholders should not take this information as an assurance of the expected distributions or performance of the Underlying ETF or the Fund. The tables assume the Underlying ETF’s market price is $30 for each period shown and the Underlying ETF distributes $3 in capital gains to the Fund, which distributes the same amount to Fund shareholders. The tables assume the OCC adjusts the strike price of the Fund’s options as shown due to such distributions. The tables also assumes a shareholder purchases Fund shares on the first day of the Outcome Period and continuously holds Fund shares until the end of the Outcome Period. While these tables assume that the Fund distributes the same amount of distribution received from the Underlying ETF, the Fund may not always distribute the entire amount of the distribution received from the Underlying ETF.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

Impact on Buffer With Strike Price Adjustment Due to Distributions

Period	Distribution	Adjustment to Strike Price	Distribution as a % of Strike Price	Buffer*	Buffer* with Distribution Included
First Day	-	-	-	90%	-
End of First Year	$3	Strike Price Reduced by $3	10%	80%	90%
End of Second Year	$3	Strike Price Reduced by $3	10%	70%	90%

*	When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Buffer is approximately 89.31%. The Buffer will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees.

As shown in the table, while the amount of the “Buffer” is expected to decrease due to such strike price adjustments, the “Buffer with the Distribution Included” is expected to approximate the Buffer on the first day if a shareholder includes the distribution they were paid by the Fund in the Buffer amount.

Impact on Cap With Strike Price Adjustment Due to Distribution

Period	Distribution	Adjustment to Strike Price	Distribution as a % of Strike Price	Cap*	Cap* with Distribution Included
First Day	-	-	-	40.01%	-
End of First Year	$3	Strike Price Reduced by $3	10%	30.01%	40.01%
End of Second Year	$3	Strike Price Reduced by $3	10%	20.01%	40.01%

*	When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Cap is approximately 39.32%. The Cap will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees.

As shown in the table, while the amount of the “Cap” is expected to decrease due to such strike price adjustments, the “Cap with the Distribution Included” is expected to approximate the Cap on the first day if a shareholder includes the distribution they were paid by the Fund in the Cap amount.

If the Underlying ETF makes distributions and the OCC does not make adjustments to the strike price of the Fund’s options, a shareholder will need to include the amount of the distributions to achieve the sought after Outcomes. As a result, Fund shareholders that purchase shares after the start of the Outcome Period could be adversely impacted, especially those Fund shareholders that purchase shares after the Fund has made any distributions.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

Use of Options, including FLEX Options. The Adviser will construct a portfolio principally composed of the Underlying ETF and options, including FLEX options, that reference the Underlying ETF and are set to expire on the last day of the Outcome Period. Each of the options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the options purchased and sold on the first day of the Outcome Period.

At the commencement of the Outcome Period, the Adviser selects the strike price for each option such that when the options are exercised on the final day of the Outcome Period, the Outcomes may be obtained. The customizable nature of FLEX options allows the Adviser to make the FLEX options exercisable only on the expiration date of the option contract (i.e., European style option contracts). The Fund will only write (sell) FLEX options that are European style option contracts. The Fund may purchase options that are European style option contracts and options that are exercisable at any time (i.e., American style option contracts).

To achieve the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts.

Strike Price:

Generally, the price at which an option holder may exercise the right to purchase or sell the reference asset of an option contract upon expiration of the contract. For the Fund, the strike price will be the total return of the Underlying ETF at which the Fund may exercise an option at the end of the Outcome Period.

Call Option Contract:

A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price.

Put Option Contract:

A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy, a specified amount of an underlying security at a pre-determined price.

The Outcome Period. The Outcomes sought by the Fund are based upon the total return of the Underlying ETF at the start of the Outcome Period. The next Outcome Period begins on January 27, 2025 and ends on January 15, 2027. As the terms of the options do not change during each Outcome Period, the Cap and Buffer both will be measured to the total return of the Underlying ETF on the first day of the Outcome Period. A shareholder that purchases shares after the commencement of the Outcome Period will likely have purchased shares at a different NAV than the NAV on the first day of the Outcome Period and therefore may experience investment outcomes that are very different from those sought by the Fund. Since the Fund will only exercise options on the final day of the Outcome Period, a shareholder that sells shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold shares continuously throughout the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the Underlying ETF and options, including FLEX options, on the Underlying ETF. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the secondary

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

market share price of the Underlying ETF. The Adviser generally anticipates that the Fund’s NAV will increase on days when the secondary market share price of the Underlying ETF increases and will decrease on days when the secondary market share price of the Underlying ETF decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. For the same reasons, the impact of the Buffer on the Fund, may not be in full effect prior to the end of the Outcome Period. Since the options do not expire until approximately two years after the commencement of the Outcome Period, the degree of correlation between the value of the options and the secondary market share price of the Underlying ETF may be lower than if the options had a shorter term. The Fund seeks to provide the Outcomes only for the entirety of the Outcome Period and investors should not expect the sought-after Outcomes at any point prior to the end of the Outcome Period.

The Buffer on Losses. The Buffer seeks to protect shareholders that hold shares for the entire Outcome Period from declines in the Fund’s total return by providing a buffer against 90% of decreases in the total return of the Underlying ETF, not including any other expenses charged to the Fund and any shareholder transaction fees. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Fund seeks to produce the Outcomes for the Outcome Period upon the expiration of its options investments on the last day of the Outcome Period. Therefore, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee, will be provided at any point prior to the last day of the Outcome Period. If an investor purchases shares at a time during an Outcome Period when the total return of the Underlying ETF has already increased, then the investor will incur losses notwithstanding the Buffer since the Buffer only seeks to protect against declines in the total return of the Underlying ETF from the beginning of the Outcome Period. Similarly, if an investor sells shares prior to the end of the Outcome Period, the Buffer that the Fund seeks to provide may not protect against losses. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Buffer is approximately 89.31%. The Buffer will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees. In addition, any changes in the Fund’s options due to material corporate actions, including material distributions, could reduce the Buffer during an Outcome Period.

The Cap on Upside Returns. Unlike other investment products, the potential upside total return an investor can receive from an investment in the Fund over the Outcome Period is limited by the Cap. The Cap represents the maximum total return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s total returns are expected to approximate the total return of the Underlying ETF, in the event that the total return of the Underlying ETF exceeds the Cap for the Outcome Period, the Fund will not appreciate beyond the Cap. The Cap is determined on the first day of the Outcome Period and is 40.01% prior to taking into account any fees or expenses. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Cap is approximately 39.32%. The Cap will be further reduced by any other expenses charged to the Fund, including any extraordinary expenses, and any shareholder transaction fees. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may be incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders. In addition, any changes in the Fund’s options due to material corporate actions, including material distributions, could have the effect of reducing the Cap for an Outcome Period.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

The Cap is a result of the design of the Fund’s principal investment strategy. In order to provide the sought-after Buffer, the Fund purchases a series of options. As the purchaser of these options, the Fund is obligated to pay a premium to the seller of those options. However, the strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with selling options that established the Cap. These transactions occur on the first day of the Outcome Period: the Adviser calculates the amount of premium that the Fund owes in order to buy options to provide the Buffer, and then sells options with terms that entitle the Fund to receive that same amount as a premium to determine the Cap. The Cap is the strike price of the written options, which is determined based upon prevailing market conditions at the time, most notably current interest rate levels, volatility in the secondary market share price of the Underlying ETF, time remaining until the options expire, and the relationship of put and call options on the Underlying ETF.

The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund.

Subsequent Outcome Periods. The Fund is designed to be a continuous investment vehicle. It is not expected to terminate and distribute its assets at the conclusion of an Outcome Period. Rather, at the end of each Outcome Period, a subsequent Outcome Period is expected to begin.

At the end of each Outcome Period, the Fund will receive the cash value of all the options it held for the prior Outcome Period. It will then invest in a new series of options with an expiration date of approximately two years in the future, and a new Outcome Period will begin. Since the Cap for any Outcome Period is based upon prevailing market conditions at the beginning of an Outcome Period, the Cap will rise or fall from one Outcome Period to the next.

Investors who hold shares of the Fund at the end of an Outcome Period will receive two notices of the commencement of the subsequent Outcome Period. Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement alerting existing shareholders that an Outcome Period is ending. The supplement will disclose the new name of the Fund, which will be revised to reflect the dates of the next Outcome Period, and the anticipated ranges for the Cap for the next Outcome Period. After the close of business on the last day of the Outcome Period, the Fund will file another prospectus supplement that discloses the Fund’s final Cap (both gross and net of the management fee) for the next Outcome Period and the change in the Fund’s name to reflect the new Outcome Period.

The Fund may invest up to 20% of its net assets in instruments that are not included in the 80% test noted above. These investments include equity securities, depositary receipts, derivative instruments, other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds).

The Fund is non-diversified.

Additional Information About the Underlying ETF. The Underlying ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Index, which is designed to measure the equity market performance of China Internet Companies.

●	The Index Provider defines China-based companies as those that: (i) are incorporated in mainland China; (ii) have their headquarters in mainland China; or (iii) derive at least 50% of its revenue from goods produced or sold, or services performed, in mainland China.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

●	China Internet Companies include, but are not limited to, companies that develop and market Internet software and/or provide Internet services; manufacture home entertainment software and educational software for home use; provide retail or commercial services primarily through the Internet; and develop and market mobile Internet software and/or provide mobile Internet services.

The Index excludes securities that during the past year had a daily average trading value of less than $3 million or a daily average market cap of less than $2 billion. Constituents of the Index are ranked by free-float market capitalization in U.S. Dollars and then weighted so that no constituent exceeds 10% at each rebalance with the top five constituents capped at 40%.

The following China-related securities may be included in the Index:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Qualified Foreign Investor (“QFI”) license may also be acquired to invest directly in China A-Shares.

●	China B-Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H-Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N-Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the People’s Republic of China (“PRC”), whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

As of May 31, 2025, the Index included 29 securities of companies with a market capitalization range of approximately $2 million to $598 billion and an average market capitalization of approximately $54 billion. The Index is rebalanced and reconstituted semi-annually.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

The Underlying ETF is non-diversified. To the extent the Index is concentrated in a particular industry, the Underlying ETF is expected to be concentrated in that industry. As of May 31, 2025, issuers in the Communication Services sector (43.2%) and Consumer Discretionary sector (38.8%) represented significant portions of the Index.

Although the Underlying ETF expects to replicate (or hold all constituents of) the Index, the Underlying ETF reserves the right to use representative sampling to track the Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Index. In addition, the Underlying ETF may invest up to 20% of its assets in instruments that are not included in the Index, but that Krane believes will help the Underlying ETF track the Index. The Underlying ETF’s prospectus and other reports are available on the SEC’s website, www.sec.gov. The Underlying ETF is traded on the NYSE Arca, Inc. under the ticker symbol KWEB.

Principal Risks

The Fund has characteristics unlike traditional investment products and may not be suitable for all investors. Although the Fund seeks to achieve the Outcomes consistent with its investment objective, there is no guarantee that it will do so. An investment in the Fund may not be appropriate for investors who do not intend to hold Fund shares for the entire Outcome Period. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund (either directly or through its exposure to the Underlying ETF) is subject to a number of additional principal risks that may affect the Fund’s performance, net asset value (“NAV”) and trading price, including (for purposes of these risks references to the Fund include, as appropriate, references to the Underlying ETF):

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide protection against 90% of decreases in the total return of the Underlying ETF over the duration of the Outcome Period. If an investor purchases shares after the beginning of the Outcome Period or sells shares prior to the end of the Outcome Period, the Buffer that the Fund seeks to provide may not be effective. If when an investor purchases shares at a time during an Outcome Period when the total return of the Underlying ETF has already increased, then the investor will incur losses notwithstanding the Buffer since the Buffer only seeks to protect against declines in the total return of the Underlying ETF from the beginning of the Outcome Period. If the options (and therefore the Buffer) do not perform as expected, an investor may experience significant losses, including the investor’s entire investment.

Capped Upside Return Risk. Even if the total return of the Underlying ETF exceeds the Cap for the Outcome Period, the Fund will not appreciate beyond the Cap. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period. If an investor purchases shares of the Fund after the beginning of the Outcome Period and Fund shares have appreciated close to the Cap, there may be little or no ability for that investor to experience an investment gain on their shares yet such investor is exposed to potential losses between the appreciated share price and the Fund’s NAV at the commencement of the Outcome Period. Further, because the options are expected to produce returns that match the total return of the Underlying ETF (subject to the Cap) on the last day of the Outcome Period, if an investor sells shares prior to that day, such investor may sell at a price that does not reflect the total return of the Underlying ETF and may sell at a price when the Fund has underperformed the Underlying ETF.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (“OTC”) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

FLEX Options Risk. The Fund will utilize FLEX options, which are issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”) as guarantor and central counterparty.

The Fund may experience substantial downside from specific FLEX option positions and certain FLEX option positions may expire worthless. FLEX options may be less liquid than standardized options. In less liquid markets for the FLEX options, the Fund may have difficulty closing out certain FLEX options positions at desired times and prices. In connection with the creation of shares, to the extent market participants are not willing or able to enter into FLEX option transactions with the Fund at prices that reflect the then-current total return of the Underlying ETF and the Cap and/or Buffer, could be negatively impacted.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by the performance of the issuer of the underlying instrument, by the time remaining until the expiration of the option contract, by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option by its purchaser to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency. Options are derivatives, which, as described above, can be illiquid and can imperfectly correlate with the reference asset(s).

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

OCC Resetting Strike Prices Risk. Subject to determination by the Securities Committee of the OCC, adjustments may be made to the Fund’s options for certain events (collectively, “Corporate Actions”) specified in the OCC’s bylaws and rules such as: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest. If the OCC’s Securities Committee determines that a Corporate Action warrants an adjustment to the strike price of the Fund’s options, the Fund’s Buffer and Cap will be adjusted accordingly and will differ from amount set at the beginning of the Outcome Period. There is no guarantee that the options will be adjusted.

Clearing Member Default Risk. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

The OCC acts as guarantor and central counterparty with respect to the options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected options positions, both of which would impair the Fund’s ability to execute its investment strategy. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

Outcome Period Risk. The Fund seeks to deliver returns that match those of the Underlying ETF’s total return if shares are held by an investor from the beginning of the Outcome Period. In the event an investor purchases shares after the beginning of the Outcome Period or sells shares prior to end of the Outcome Period, the returns realized by the investor should not be expected to match those that the Fund seeks to provide. Further, because the Fund utilizes an Outcome Period that is approximately two years long, the risk of experiencing non-correlated returns is exacerbated.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with the total return of the Underlying ETF’s shares over the Outcome Period prior to taking into account any fees or expenses, subject to the maximum total return imposed by the Cap. In the event an investor purchases shares after the beginning of the Outcome Period or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. In order to finance the downside protection offered by the Buffer, the Fund enters into a sold call option contract which limits its upside potential. Since the Buffer seeks to provide protection against 90% of decreases in the total return of the Underlying ETF over the duration of the Outcome Period, the Cap may be lower than the caps imposed by other ETFs that utilize defined outcome investing strategies with different buffers, on a relative basis. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period. Finally, the Fund’s Cap is dependent upon market conditions at the commencement of the new Outcome Period. In certain market conditions, the Fund’s Cap may provide relatively low upside potential, which may cause the Fund to further underperform the Underlying ETF over the course of an Outcome Period.

Cap Change Risk. In addition, since the Fund invests in the Underlying ETF, the Fund will receive distributions made by the Underlying ETF. These distributions paid by the Underlying ETF may cause the OCC to make adjustments to the strike price of the Fund’s options. If this occurs, then such an adjustment can cause changes to the Fund’s Buffer and Cap and may adversely affect the Outcomes. As a result, the Fund may not perform as expected and Fund shareholders could be adversely impacted, especially Fund shareholders that purchase shares after the start of the Outcome Period and Fund shareholders who do not hold shares for the entire Outcome Period. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Non-Correlation Risk. The FLEX options written by the Fund will be exercisable at their strike price only on their expiration date. The options purchased by the Fund will be exercisable at their strike price either on their expiration date or at any time. Since the options held by the Fund do not expire until approximately two years after the commencement of the Outcome Period, the degree of non-correlation between the value of the options and the secondary market share price of the Underlying ETF will be higher when compared to options with shorter terms. As an option approaches its expiration date, its value typically will increasingly correlate with the price of Underlying ETF shares. Farther in advance of the expiration date, the value of the options may vary because related factors other than the value of the Underlying ETF influence the value. For example, the value of the options will be influenced by interest rate changes, the secondary market share price of the Underlying ETF and implied volatility levels of the Underlying ETF, among other factors. For the same reasons, the value of the options held by the Fund is not expected to increase or decrease to the same degree as the Underlying ETF’s secondary market share price on a day-to-day basis.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in the People’s Republic of China (“China” or the “PRC”) and surrounding Asian countries and may demonstrate significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including those that are Hong Kong-listed and U.S.-listed securities, subject the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. In addition, the Chinese economy is export-driven and highly reliant on trading with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The RMB is not freely convertible, but rather is subject to approval of PRC authorities. Although Chinese authorities have indicated an intent to move to a freely convertible RMB, there is no assurance that repatriation restrictions will not continue. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. In addition, worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. This may also result in market volatility and volatility in the price of Fund shares.

The underlying index may include companies that are subject to economic or trade restrictions (but not investment restrictions) imposed by the U.S. or other governments due to national security, human rights or other concerns of such government. So long as these restrictions do not include restrictions on investments, the Fund is generally expected to invest in such companies, consistent with its objective to track the performance of the underlying index.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements or due to worsening relations between the U.S. and China, which would significantly decrease the liquidity and value of the securities.

The tax laws and regulations in China are somewhat unclear and are subject to change, possibly with retroactive effect. The interpretation, application and enforcement of such laws and regulations by the applicable authorities may vary over time and from region to region, and could have an adverse effect on the Fund and its shareholders, particularly in relation to tax imposed upon foreign investors’ capital gains. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFI and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risk. In accordance with Chinese regulations and the terms of a QFI license and insofar as Krane acquires a QFI, A-Shares will be held in the joint names of the Fund and Krane. Thus, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government. China may change its policies regarding Hong Kong at any time. Any such change may adversely affect market conditions and the performance of Chinese and Hong Kong issuers and, thus, the value of securities in the Fund’s portfolio.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a direct shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the legal or “nominee holder” of the China A-Shares under the Stock Connect Programs becomes insolvent.

Chinese Equity Markets. The use of B-shares, H-shares, N-Shares, Red-Chips, P-Chips, S-Chips by Chinese companies to obtain listings are subject to the political and economic policies in China and the markets on which they are listed. Further, the markets on which these shares are listed may behave very differently from the mainland Chinese markets, and there may be little to no correlation between the performance of the two.

Special Risk Considerations of Investing in China. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these contractual arrangements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value. While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

Internet Companies Risk. Investments in Internet companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to determine what qualifies as an Internet company.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. Securities issued by entities with substantial operations or holdings in emerging market countries may involve additional risks and are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments in emerging market countries than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted. Such conditions may lead to potential errors in index data, index computation and/or index construction and may limit the ability to oversee the Index Provider’s due diligence process over index data, which may adversely impact the Underlying ETF’s performance and its ability to track the performance of the underlying index.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations, political or economic instability, less complete financial information about the issuers, the possible imposition of withholding or confiscatory taxes, the possible seizure or nationalization of foreign holdings, and the possible establishment of exchange controls or freezes on the convertibility of currency. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Additionally, foreign issuers may be subject to different accounting, auditing, recordkeeping, and financial reporting requirements. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. If the Fund holds positions in such suspended securities, the Fund may be adversely impacted. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash. All of these factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to approximately the same degree as the Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Index, the Fund is currently subject to the principal risks described below.

Communication Services Sector Risk. The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. Cash transactions may involve considerable transaction expenses and taxes, including brokerage fees, that might not have occurred if the Fund utilized in-kind transactions. To the extent any costs associated with cash transactions are not offset by any transaction fees payable by an Authorized Participant, the Fund’s performance could be negatively impacted.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

New Fund Risk. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things,

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Conflict of Interest Risk. Because the Fund and the Underlying ETF are both managed by Krane, Krane is subject to conflicts of interest relating to the management of the Fund and Underlying ETF including the fair valuation of the Underlying ETF’s securities. Any fair valuation decisions made by Krane regarding securities held by the Underlying ETF impact the secondary market share price of the Underlying ETF and may impact the pricing of the options held by the Fund.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, including those in foreign countries, or changes in global trade relationships could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods and can occur suddenly and unexpectedly. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

markets that experience extreme volatility. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices and increased brokerage costs, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences to the Fund and for remaining shareholders. In some circumstances, the Fund may hold a relatively larger proportion of its assets in cash in anticipation of large shareholder transactions, which may adversely impact returns.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, distribution and asset diversification requirements. With respect to the latter, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. If the Fund were to fail to qualify as a regulated investment company (“RIC”), it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect its performance. Because there is limited transparency into state ownership of Chinese issuers, there is a risk of such issuers being deemed to be a single issuer, which could result in the Underlying ETF (and, therefore, the Fund) falling out of compliance with the asset diversification requirements.

The federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (“Code”). The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the issuer of the FLEX options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

to market. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, it will not enjoy the protections of the U.S. law.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Operational and Cybersecurity Risk. The Fund, Krane, its service providers and your ability to transact with the Fund may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service provides, to suffer data corruption or lose operational functionality. It is not possible for Krane or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

Investor Suitability Considerations

	You should only consider this investment if:		You should not consider this investment if:
●	you fully understand the risks inherent in an investment in shares;	●	you do not fully understand the risks inherent in an investment in shares;
●	you desire to invest in a product with a return that depends upon the total return of the Underlying ETF over the Outcome Period;	●	you do not desire to invest in a product with a return that depends upon the total return of the Underlying ETF over the Outcome Period;
●	you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;	●	you are unwilling to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
●	you seek an investment that seeks to provide protection relative to the Fund’s market price on the first day of the Outcome Period against 90% of Underlying ETF losses for an investment held only for the duration of the entire Outcome Period;	●	you do not seek an investment that seeks to provide protection relative to the Fund’s market price on the first day of the Outcome Period against losses of the Underlying ETF only for an investment held for the duration of an Outcome Period;
●	you understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;	●	you do not understand that that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
●	you understand that the Buffer sought by the Fund is provided prior to taking into account any fees and expenses charged to the Fund, including any extraordinary expenses, and any shareholder transaction fees and that such fees and expenses will have the effect of lowering the Buffer;	●	you seek the protection of a full Buffer, even after taking into account any fees and expenses charged to the Fund, including any extraordinary expenses, and any shareholder transaction fees;
●	you fully understand that investments made when the Fund’s total return has appreciated in value versus the value at the commencement of the Outcome Period have the potential for losses before the Buffer is in effect;	●	you do not fully understand that investments made when the Fund’s total return has appreciated in value versus the value at the commencement of the Outcome Period have the potential for losses before the Buffer is in effect;
●	you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;	●	you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

KraneShares 90% KWEB Defined Outcome January 2027 ETF | Summary Prospectus

You should only consider this investment if:	You should not consider this investment if:
●	you are willing to forgo any gains in excess of the Cap;	●	you are unwilling to forgo any gains in excess of the Cap;
●	you understand that the Cap will be reduced by any fees and expenses charged to the Fund, including any extraordinary expenses, and any shareholder transaction fees;	●	you do not understand that the Cap will be reduced by any fees and expenses charged to the Fund, including any extraordinary expenses, and any shareholder transaction fees;
●	you understand that the Buffer and Cap may be reduced by any changes in the Fund’s options due to corporate actions, such as special distributions;	●	you do not understand that the Buffer and Cap may be reduced by any changes in the Fund’s options due to corporate actions, such as special distributions;
●	you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer sought by the Fund; and	●	you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer sought by the Fund; and
●	you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.	●	you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.